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Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 20, 2017, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-216000) and related Prospectus of FDO Holdings, Inc. for the registration of its common stock.

                      /s/ Ernst & Young LLP

Atlanta, Georgia
April 7, 2017

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  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm